UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

August 1, 2005

RAYONIER INC.

COMMISSION FILE NUMBER 1-6780

Incorporated in the State of North Carolina

I.R.S. Employer Identification Number 13-2607329

50 North Laura Street, Jacksonville, Florida 32202

(Principal Executive Office)

Telephone Number: (904) 357-9100

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The following information is being filed pursuant to Section 1 Item 1.01, “Entry into a Material Definitive Agreement”.

On August 1, 2005, the Company issued a press release announcing that it entered into an agreement to sell its medium-density- fiberboard business. A copy of Rayonier’s press release is attached hereto as Exhibit 99.1

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ HANS E. VANDEN NOORT
Hans E. Vanden Noort
Senior Vice President and
Chief Accounting Officer

August 1, 2005

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Rayonier Announces MDF Sale Agreement	Filed herewith

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